SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the registrant    ☒

Filed by a party other than the registrant    ☐

Check the appropriate box:

☐ Preliminary proxy statement	☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)

☒ Definitive proxy statement

☐ Definitive additional materials

☐ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

HARBOR GLOBAL COMPANY LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

HARBOR GLOBAL COMPANY LTD.

One Faneuil Hall Marketplace

Boston, Massachusetts 02109

September 20, 2004

Notice of Annual General Meeting of Shareholders

to be held Monday, October 18, 2004

To our shareholders:

You are cordially invited to attend the Annual General Meeting of Shareholders (the “Annual Meeting”) of Harbor Global Company Ltd. (the “Company” or “Harbor Global”) which will be held on Monday, October 18, 2004, at 11:00 a.m., Bermuda time, at the offices of Conyers Dill & Pearman, at Richmond House—Conference Suites—2nd floor, 12 Par-la-Ville Road, Hamilton HM 08, Bermuda, for the following purposes, which are more fully described in the accompanying proxy statement:

1. To appoint PricewaterhouseCoopers LLP as independent auditor for the Company until the close of the Company’s 2005 Annual General Meeting, at a fee to be agreed to by the Directors acting through the Company’s Audit Committee; and

2. To approve the Amended and Restated Harbor Global Company Ltd. Non-Employee Director Share Plan, which amends and restates the Harbor Global Company Ltd. Non-Employee Director Share Plan (the “Existing Non-Employee Director Share Plan”) to increase by 23,000 the number of Common Shares authorized for issuance under the Existing Non-Employee Director Share Plan and extend the term of the Existing Non-Employee Director Share Plan to be co-terminus with any extension of the time period permitted for the operation and liquidation of the Company’s assets, as may be determined by the Company’s Board of Directors from time to time in accordance with the Company’s Memorandum of Association; and

3. To transact such other business that may properly come before the Annual Meeting or any adjournment thereof.

Shareholders of record at the close of business on Wednesday, September 8, 2004, will be entitled to vote at the Annual Meeting, whether in person or by proxy.

It is important that a majority of the outstanding shares be represented at the Annual Meeting in person or by proxy. Therefore, regardless of the number of shares you own, you are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided so that you will be represented at the Annual Meeting, whether or not you expect to attend in person. If you attend the Annual Meeting, you may vote in person if you desire to do so, even if you have returned a proxy card.

The financial statements for the fiscal year ended December 31, 2003, and the auditor’s report thereon, shall be laid before the Annual Meeting in accordance with Section 84 of the Companies Act of 1981 of Bermuda. No vote or other action of the shareholders is required with respect to such financial statements.

By order of the Board of Directors,

John H. Valentine

Chairman of the Board

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, OCTOBER 18, 2004

We are furnishing this proxy statement to shareholders of record of the Company in connection with the solicitation of proxies for use at the Annual Meeting to be held on Monday, October 18, 2004, at 11:00 a.m., Bermuda time, at the offices of Conyers Dill & Pearman, at Richmond House—Conference Suites—2nd floor, 12 Par-la-Ville Road, Hamilton HM 08, Bermuda, and at any adjournments thereof, for the purposes set forth in the foregoing Notice of Annual General Meeting of Shareholders. The Notice of Annual General Meeting of Shareholders, this proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about September 20, 2004.

Voting Securities, Quorum and Vote Required

Only holders of record of common shares, par value $.0025 per share, of the Company (“Common Shares”) as of the close of business on September 8, 2004 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 5,661,311 Common Shares outstanding, constituting all of the outstanding voting securities of the Company. Shareholders are entitled to one vote for each Common Share held as of the Record Date.

A quorum of shareholders is necessary to hold a valid annual general meeting. A quorum will exist at the Annual Meeting if the holders of record as of the Record Date of a majority of the Common Shares issued and outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Shares held as of the Record Date by holders who are present in person or represented by proxy at the Annual Meeting, but who have abstained from voting or not voted with respect to some or all of such shares on any proposal to be voted on at the Annual Meeting, and shares represented by proxy but that constitute broker “non-votes” will be counted as present for purposes of establishing a quorum.

The affirmative vote of a majority of the votes cast by the shareholders present in person or represented by proxy at the Annual Meeting is required to appoint PricewaterhouseCoopers LLP as independent auditor for the Company until the close of the Company’s 2005 Annual General Meeting (Proposal No. 1) and to approve the Amended and Restated Harbor Global Company Ltd. Non-Employee Director Share Plan (the “Amended and Restated Non-Employee Director Share Plan”) (Proposal No. 2). Shares represented by proxies which are marked “ABSTAIN” with regard to these votes will not be considered votes cast, and thus, will be excluded entirely from the votes and will have no effect on the outcome of votes.

A broker “non-vote” occurs with respect to shares as to a proposal when a broker who holds shares of record in his, her or its name returns a properly executed proxy but is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. Brokers holding your shares in their name will be permitted to vote those shares with respect to the appointment of PricewaterhouseCoopers LLP as independent auditor for the Company until the close of the Company’s 2005 Annual General Meeting (Proposal No. 1) without instruction from you, and, accordingly, broker non-votes will not occur with respect to this proposal. Broker non-votes may occur with respect to the approval of the Company’s Amended and Restated Non-Employee Director Share Plan (Proposal No. 2), because brokers holding shares in their name will not be permitted to vote those shares without instruction from the beneficial owner of such shares. However, broker non-votes will not be considered votes cast, and, accordingly, will be excluded entirely from the vote with respect to Proposal No. 2. Thus, broker non-votes will have no effect on the outcome of the vote with respect to Proposal No. 2.

Proxies

Voting Your Proxy

You may vote in person at the Annual Meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

If you sign and return your proxy card to us in time for it to be voted at the Annual Meeting, Stephen G. Kasnet or Donald H. Hunter, each of whom is an executive officer of the Company, will vote your shares as you have directed on the proxy card. If you sign and timely return your proxy card but do not indicate how your shares are to be voted with respect to any of the proposals to be voted on at the Annual Meeting, your shares will be voted FOR such proposal(s).

The Board of Directors knows of no matters, other than Proposal No. 1 and Proposal No. 2 as set forth in the accompanying Notice of Annual General Meeting of Shareholders, to be presented at the Annual Meeting. If any other matter is properly presented at the Annual Meeting upon which a vote may properly be taken, shares represented by duly executed and timely returned proxy cards will be voted on any such matter in accordance with the judgment of the named proxies.

How to Vote by Proxy

You may vote by proxy by completing, signing, dating and returning your proxy card in the enclosed envelope. If your shares are held in “street name” through a broker, you should provide written instructions to your broker on how to vote your shares. If you do not provide your broker with instructions on how to vote your shares, your shares may not be voted on Proposal No. 1 in the same manner that you would have voted if you had provided instructions. Your broker will not be able to cast a vote with respect to Proposal No. 2 without instruction from you on how to vote your shares. To ensure that your broker receives your instructions, you should promptly complete, sign and send to your broker in the envelope enclosed with this proxy statement, the voting instruction form which is also enclosed. You should also check the voting form used by the firm that holds your shares to see if it offers telephone or Internet voting.

Revoking Your Proxy

You may revoke your proxy before it is voted at the Annual Meeting by:

•	sending in a new proxy with a later date;

•	notifying the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

•	voting in person at the Annual Meeting.

If you hold your shares through a broker or other custodian, you will need to contact them to revoke your proxy.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a “legal proxy” from your nominee authorizing you to vote your “street name” shares held as of the Record Date.

Proxy Solicitation

This solicitation of proxies is made on behalf of our Board of Directors, and we will bear the costs of the solicitation. In addition to the solicitation of proxies by mail, proxies may be solicited by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. We will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders.

Delivery of Proxy Materials and Annual Report to Households

The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of the Company’s 2003 annual report and this proxy statement to households at which two or more beneficial owners reside.

This method of delivery, which eliminates duplicate mailings, is known as “householding.” Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only a single copy of the Company’s 2003 Annual Report and this proxy statement.

If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

Beneficial owners who reside at a shared address at which a single copy of the Company’s 2003 annual report or this proxy statement is delivered may obtain a separate copy of the Company’s 2003 annual report or this proxy statement without charge by sending a written request to Harbor Global Company Ltd., One Faneuil Hall Marketplace, Boston, Massachusetts 02109. Attention: Donald H. Hunter, Chief Financial Officer and Chief Operating Officer, or by calling the Company at (617) 878-1600. The Company will promptly deliver a copy of its 2003 annual report and/or proxy statement upon request.

Not all brokers, banks or other intermediaries offer beneficial owners the opportunity to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, banker or other intermediary directly. Alternatively, if you want to revoke your consent to householding and receive a separate annual report and proxy statement for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

PROPOSAL NO. 1

APPOINTMENT OF INDEPENDENT AUDITORS FOR THE COMPANY UNTIL THE CLOSE OF THE COMPANY’S 2005 ANNUAL GENERAL MEETING AT A FEE TO BE AGREED BY THE DIRECTORS ACTING THROUGH THE COMPANY’S AUDIT COMMITTEE.

The Audit Committee has recommended that the Board of Directors recommend that the Company’s Shareholders appoint PricewaterhouseCoopers LLP (“PwC”) of Boston, Massachusetts as the Company’s independent auditors until the close of the Company’s 2005 Annual General Meeting. In addition, the Board of Directors recommends that the shareholders appoint PwC as the Company’s independent auditor until the close of the Company’s 2005 Annual General Meeting. If the shareholders do not appoint PwC as the Company’s independent auditor until the close of the Company’s 2005 Annual General Meeting, PwC’s current engagement as independent auditors of the Company shall continue until a successor independent auditor is appointed by the Company’s shareholders, in accordance with the Companies Act 1981 of Bermuda. A vote “FOR” the appointment of PwC will constitute the delegation by shareholders to the Directors acting through the Audit Committee the authority to fix the independent auditor’s fee until the close of the Company’s 2005 Annual General Meeting.

PwC has audited the Company’s consolidated financial statements since July 2003. It is anticipated that one or more representatives of PwC will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from shareholders who are present.

The Board of Directors recommends a vote FOR Proposal No. 1 to appoint PwC as independent auditor for the Company until the close of the Company’s 2005 Annual General Meeting, at a fee to be agreed to by the Directors acting through the Company’s Audit Committee.

PROPOSAL NO. 2

APPROVAL OF AMENDED AND RESTATED HARBOR GLOBAL COMPANY LTD.

NON-EMPLOYEE DIRECTOR SHARE PLAN.

In this proposal, you are being asked to approve the Company’s Amended and Restated Non-Employee Director Share Plan, which amends and restates the Existing Non-Employee Director Share Plan, to both increase the number of Common Shares authorized for issuance under the Existing Non-Employee Director Share Plan, as well as extend the term of the Existing Non-Employee Director Share Plan. Specifically, we are seeking shareholder approval of the Amended and Restated Non-Employee Director Share Plan to:

•	increase by 23,000 the number of Common Shares authorized for issuance under the Existing Non-Employee Director Share Plan to an aggregate of 48,000 Common Shares; and

•	extend the term of the Existing Non-Employee Director Share Plan to be coterminous with any extension of the time period permitted for the operation and liquidation of the Company’s assets, as may be determined by the Company’s Board of Directors from time to time in accordance with the Company’s Memorandum of Association.

The Company’s Board of Directors and its then sole stockholder, Pioneer Asset Management USA Inc. (formerly, The Pioneer Group, Inc. (the “Pioneer”)), approved the Existing Non-Employee Director Share Plan before the distribution of the Company’s Common Shares to Pioneer stockholders on October 24, 2000 (the “Spin-off”). Under the Existing Non-Employee Director Share Plan, the Company is authorized to issue an aggregate of 25,000 Common Shares to non-employee directors of the Company. The Company is required to automatically grant and issue an aggregate of 1,500 Common Shares to each non-employee director on each anniversary of the Spin-off, in consideration of such non-employee director’s future services as a director of the Company (the “Annual Share Retainer”). The Existing Non-Employee Director Share Plan is scheduled to terminate on October 24, 2005.

All Common Shares granted and issued under the Existing Non-Employee Director Share Plan are nonforfeitable once issued notwithstanding any change in status of a non-employee director which renders him or her ineligible to continue participating in the plan. The Company is not obligated to register the Common Shares issued under the plan under the Securities Act of 1933, as amended, and participating non-employee directors are required to comply with all federal and state securities laws pertaining to any offer, sale or transfer of the Common Shares issued under the plan, including compliance with the provisions of the Securities Act of 1933, as amended, and Rule 144 promulgated under the Securities Act of 1933, as amended. Without the approval of the Company’s shareholders, the Board of Directors may not:

•	change the class of persons eligible to receive the Annual Share Retainer under the plan;

•	modify the requirements as to eligibility for participation in the plan;

•	materially increase the benefits accruing to non-employee directors under the plan; or

•	increase the number of Common Shares that may be issued under the plan.

As of September 1, 2004, 18,000 Common Shares have been issued to non-employee directors of the Company under the plan. Since October 24, 2001, the Company has had four non-employee directors, resulting in an aggregate annual award under the Existing Non-Employee Director Share Plan to such directors of 6,000 Common Shares a year in each of 2001, 2002 and 2003. Accordingly, as of September 1, 2004, 7,000 Common Shares remained available for the issuance of new awards under the Existing Non-Employee Director Share Plan. The Company anticipates issuing an aggregate of 6,000 Common Shares to its four non-employee directors on October 24, 2004, leaving an aggregate of 1,000 Common Shares available for issuance under such plan on October 24, 2005.

In the event the number of Common Shares reserved for issuance under the plan does not permit the automatic grant of the full Annual Share Retainer, the automatic grant to each non-employee director will be proportionately reduced. Accordingly, if the number of Common Shares authorized for issuance under the Existing Non-Employee Director Share Plan is not increased as requested in this proxy statement, each of the Company’s non-employee directors will receive an annual share retainer of 250 Common Shares on October 24, 2005, at which time, the plan will terminate.

Harbor Global’s Memorandum of Association provides that the liquidation of its assets must be completed upon the earlier of October 24, 2005, the fifth anniversary of the date of the Spin-off, or the distribution by Harbor Global of all its assets to its shareholders. If Harbor Global has not liquidated all of its assets on or before October 24, 2005, the Harbor Global Board of Directors, in its discretion, may authorize Harbor Global to continue to operate its assets for up to three additional one-year periods. If the number of Common Shares authorized for issuance under the Existing Non-Employee Director Share Plan is not increased as requested in this proxy statement, and the Company’s Board of Directors extends the time period permitted for the operation and liquidation of the Company’s assets, the Company’s non-employee directors will not receive an annual share retainer in October 2006, 2007 or 2008, as applicable.

To date the Company’s Board of Directors has not approved any extension of the time permitted for the operation and liquidation of the Company’s assets. However, a vote “FOR” Proposal No. 2 will permit the Company to continue to compensate its directors during any such extension in the same manner they are currently being compensated. In addition, in the event of any vacancy in the Board of Directors, the Board of Directors believes that increasing the number of Common Shares available for issuance under, and extending the term of, the Existing Non-Employee Director Share Plan will enable the Company to compete for and retain qualified non-employee directors by providing them with an ownership interest in the Company. The Board of Directors has approved, subject to the approval of the Company’s shareholders as requested in this proxy statement, the Amended and Restated Non-Employee Director Share Plan.

While the value of any future automatic grant of Common Shares under the Existing Non-Employee Director Share Plan or Amended and Restated Non-Employee Director Share Plan is not currently determinable, for reference, on September 1, 2004 the last reported bid quotation for the Company’s Common Shares was $9.70.

A copy of the Amended and Restated Non-Employee Director Share Plan is included as Appendix A to Schedule 14A Filed by the Company with the Securities and Exchange Commission on September 20, 2004. Shareholders may obtain a copy of the Amended and Restated Non-Employee Director Share Plan by going to the Securities and Exchange Commission website at www.sec.gov and downloading a copy of this Schedule 14A, together with the Appendix.

Except as described above, the Amended and Restated Non-Employee Director Share Plan will not amend, alter or change any other terms of the Existing Non-Employee Director Share Plan.

The Board of Directors recommends a vote FOR Proposal No. 2 to approve the Amended and Restated Harbor Global Company Ltd. Non-Employee Director Share Plan to increase by 23,000 the number of Common Shares authorized for issuance under the Existing Non-Employee Director Share Plan and extend the term of the Existing Non Employee Director Share Plan to be coterminus with any extension of the time period permitted for the operation and liquidation of the Company’s assets, as may be determined by the Company’s Board of Directors from time to time in accordance with the Company’s Memorandum of Association.

BOARD OF DIRECTORS AND ITS COMMITTEES

Directors serving until the annual meeting in 2005.

John F. Cogan, Jr. Age 78	JOHN F. COGAN JR. has been a Director of Harbor Global since October 2001. Mr. Cogan is Deputy Chairman and Director of Pioneer Global Asset Management S.p.A. He is also Non Executive Chairman of the Board and Director of Pioneer Investment Management, Inc., President and a Director of Pioneer Funds Distributor, Chairman and President of the Pioneer Group of Mutual Funds, a Director of Pioneer Alternative Investments Limited (Ireland), President and Director of Pioneer Alternative Investments Management Ltd. (Bermuda) (formerly Momentum Asset Management Limited). Mr. Cogan has been a Director of PIOGLOBAL Real Estate Investment Fund since 1995. From 1963 to October 24, 2000, he was President, Chief Executive Officer and a Director of The Pioneer Group, Inc. (“Pioneer Group”) From 1978 to 1980, he was Chairman of the Investment Company Institute (“ICI”) and is currently a member of the Board of Governors of the ICI. From 1983 to 1986, Mr. Cogan was a member of the Board of Governors of the National Association of Securities Dealers, Inc. and was a member of its Legal Advisory Board from 1988 through 1994. From 1987 to 1994, he was Chairman of ICI Mutual Insurance Company and currently is a Director of that company. Mr. Cogan currently is Of Counsel at Hale and Dorr LLP, Boston, Massachusetts. Prior to 2000, he was a partner at Hale and Dorr LLP.
John D. Curtin, Jr. Age 71	JOHN D. CURTIN JR. has been a Director of Harbor Global since June 2000. Mr. Curtin served as a Director of Pioneer Group from February 2000 to October 2000. From 1995 to 1998, Mr. Curtin was the Chairman, President and Chief Executive Officer of Aearo Corporation, a provider of personal safety equipment. Prior to 1995, Mr. Curtin was the Executive Vice President and Chief Financial Officer of Cabot Corporation, a global specialty chemicals and materials company. Mr. Curtin currently serves as a Director of Aearo Corporation, Hamilton Thorne Bio Sciences Inc. and Nano-C, LLC.
W. Reid Sanders Age 55	W. REID SANDERS has been a Director of Harbor Global since June 2000. Mr. Sanders served as a Director of Pioneer Group from February 2000 to October 2000. Prior to retiring in 1999, Mr. Sanders was a Director and Executive Vice President of Southeastern Asset Management, Inc., an investment management firm that he co-founded in 1975. He also served as President of the Longleaf Partners Mutual Funds. In addition, Mr. Sanders serves as a Trustee of The Hugo Dixon Foundation and Rhodes College, Trustee and member of the Executive Committee of the Dixon Gallery and Gardens, Trustee of the Campbell Foundation, Trustee of Jefferson Scholars at the University of Virginia and Chairman of the Board of Trustees of the Hutchinson School. Mr. Sanders currently serves as a Director of TBA Entertainment Corporation.
John H. Valentine Age 80	JOHN H. VALENTINE has been Chairman of the Board of Harbor Global since June 2000. Mr. Valentine served as a Director of Pioneer Group from 1985 to October 2000. Mr. Valentine is a Trustee of Boston Medical Center and formerly served as Vice Chairman of the

Board of Directors and Treasurer of that institution. He is also Director of Entrepreneurial Management at Boston University Health Policy Institute. From 1975 to 1980, Mr. Valentine was a consultant to T.A. Associates, a manager of venture capital. From 1972 to 1975, Mr. Valentine was a partner of Tucker Anthony & R.L. Day, a member of the New York Stock Exchange. Mr. Valentine is a member of the Advisory Committees of the Thompson Island Outward Bound Education Center and was a Trustee of that institution. In addition, Mr. Valentine is a member of the Advisory Committee of Photonics Laboratory at Boston University. He is also on the Advisory Committee of the Goldman School of Dentistry at Boston University.

During 2003, the Board of Directors of the Company held seven regular meetings and acted by unanimous written consent on six occasions.

The Board of Directors has one standing committee, the Audit Committee. The composition and function of this committee, and the number of meetings held in 2003 are described below.

Audit Committee

The Audit Committee is a separately designated committee established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

The Audit Committee is comprised of Messrs. Curtin, Sanders and Valentine, each of whom is independent under the applicable rules of the National Association of Securities Dealers, Inc. All of the members of the Audit Committee are financially literate and qualified to review the Company’s financial statements. The Board of Directors has determined that John D. Curtin, Jr. qualifies as an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K under the Securities Act of 1933, as amended. The Audit Committee held eight regular meetings during 2003. The Audit Committee is responsible for: (1) serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system; (2) reviewing and assessing audit efforts of the Company’s independent auditor and any internal auditing initiatives; and (3) providing an avenue for open communication among the Company’s independent auditor, financial and senior management and the Board of Directors. The responsibilities and authority of the Audit Committee are described in detail in the Audit Committee Charter which has been adopted by the Board of Directors. The report of the Audit Committee in respect to fiscal year 2003 is included elsewhere in this proxy statement.

Compensation Committee

The Company does not have a Compensation Committee or other Board of Directors committee performing similar functions. All decisions regarding compensation are made by the Company’s Board of Directors.

Nominating Committee

The Company does not have a Nominating Committee or other Board of Directors committee performing similar functions. Accordingly, the Board of Directors has not adopted a Nominating Committee charter. The Board of Directors believes that, due to the limited duration of the Company under its Memorandum of Association, and the remaining term of each of its current directors, that such a committee is not necessary. In this regard, the Board of Directors currently does not have a policy or process by which to, and it currently does not intend to, identify and evaluate director nominees, whether such nominees are recommended by shareholders or otherwise.

However, in the event a vacancy is created in the Board of Directors, whether by resignation or otherwise, before the expiration of a current director’s term of office, the Board of Directors may, in its discretion and in accordance with the Company’s Bye-laws, nominate and appoint a person to fill the vacancy.

In the event that any current director is not proposed for re-election at the expiration of his current term of office, the Board of Directors may, in its discretion, nominate candidates to fill such position. In addition, shareholders may, subject to compliance with the Company’s Bye-laws, nominate persons to be considered for election as a director of the Company. In considering whether to support the nomination of any candidate, whether nominated by a shareholder of the Company or otherwise, the Board of Directors may examine the candidate’s expertise, integrity, specific experience, understanding of the Company’s businesses and other factors deemed appropriate by the Board of Directors. The evaluation process would not vary based on whether the candidate is nominated by a shareholder.

Each of the Company’s directors is independent under Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company does not have a Compensation Committee or other board committee performing similar functions. All decisions regarding compensation were made by the Company’s Board of Directors. None of the members of the Board of Directors is currently or has been, at any time since the Company’s formation, one of its officers or employees. None of the Company’s executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

The Board of Directors has established a process to receive communications from shareholders. Shareholders may contact any member (or all members) of the Board of Directors by mail. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the attention of Donald H. Hunter, Chief Financial Officer and Chief Operating Officer, Harbor Global Company Ltd., One Faneuil Hall Marketplace, Boston, Massachusetts 02109.

All communications received as set forth in the preceding paragraph will be opened by Mr. Hunter for the sole purpose of determining whether the contents represent a message to our Directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any individual director or group or committee of directors, Mr. Hunter will make sufficient copies of the contents to send to such director or each director who is a member of the group or committee to which the envelope is addressed.

It is the Company’s policy that directors are invited and encouraged to attend the Annual Meeting. We expect that a majority of our directors will be in attendance at the Annual Meeting.

DIRECTOR COMPENSATION

Each Harbor Global Director is entitled to receive $20,000 annually as compensation for serving on the Company’s Board of Directors. This annual compensation assumes the Board of Directors will meet four times annually and that each Director attends all four meetings. If the Board of Directors meets fewer than or more than four times annually, or a Director is unable to attend a meeting, each Director shall be paid $5,000 per meeting attended. In addition, the Company’s Directors are entitled to be reimbursed for out of pocket expenses incurred in connection with attendance at any meeting of the Board of Directors or any committee meeting of the Board of Directors. Each of the Company’s Directors was paid $35,000 in Director’s fees in 2003.

On November 2, 2000, the Company’s Board of Directors approved the adoption of the Existing Non-employee Director Share Plan in accordance with the approval obtained from Pioneer Group, the Company’s sole shareholder, on October 23, 2000. Pursuant to the plan, on each anniversary of October 24, 2000, each Director of the Company who is not an employee will be granted 1,500 Common Shares in consideration of each non-employee Director’s future services as a Director. The plan became effective upon adoption by the Board of Directors and will terminate upon the earlier of (i) October 24, 2005, (ii) the grant of all of the Common Shares reserved for issuance under the plan, or (iii) the termination of the plan by the Board of Directors in accordance with the terms of the plan. An aggregate of 6,000 Common Shares were granted under this plan during each of fiscal year 2002 and 2003. Proposal No. 2 in this proxy statement requests shareholder approval to amend the Existing Non-employee Director Share Plan in the manner described under Proposal No. 2 earlier in this proxy statement.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following table sets forth information concerning the individuals who are executive officers of Harbor Global. Each individual has been elected to the office indicated and serves at the discretion of the Harbor Global Board of Directors.

Name	Age	Position
Stephen G. Kasnet	59	President and Chief Executive Officer
Donald H. Hunter	47	Chief Operating Officer and Chief Financial Officer

STEPHEN G. KASNET has been the President and Chief Executive Officer of Harbor Global since June 2000 and has been President of PREA, L.L.C. since 1996. From 1998 to 2000, Mr. Kasnet was Executive Vice President of Pioneer Group and the President of Pioneer Global Investments, a division of Pioneer Group. Mr. Kasnet currently serves as a Director of PIOGLOBAL Asset Management and PIOGLOBAL Real Estate Investment Fund. He is also President of Pioglobal Omega, L.L.C, PIOGlobal Corporation and Pioglobal First Russia. In addition, Mr. Kasnet serves as Chairman of the Board of Directors of Rubicon Limited, a member of the Board of Directors of Columbia Laboratories, Inc. and as a Director of Republic Engineered Products, Inc. Mr. Kasnet served as Chairman of the Board of Directors of Warren Bancorp and Warren Five Cents Savings Bank from 1986 to 2002. Mr. Kasnet has served as President and Chief Executive Officer for Calypso Management since June 2000.

DONALD H. HUNTER has been Chief Operating Officer and Chief Financial Officer of Harbor Global since June 2000. From 1998 to 2000, Mr. Hunter was the Senior Vice President and Chief Operating Officer of Pioneer Global Investments, a division of Pioneer Group. From 1992 to 1998, Mr. Hunter was the Manager of International Finance at Pioneer Group. Prior to 1992, Mr. Hunter served in various finance roles at Pioneer Group and General Electric Company. Mr. Hunter serves as a Director of Open Join-Stock Company “PIOGLOBAL Investment Fund.” He is Vice President and Treasurer of Pioglobal Omega, L.L.C., PIOGlobal Corporation, Pioglobal First Russia and PREA L.L.C. Mr. Hunter has served as Chief Operating Officer, Chief Financial Officer and Treasurer for Calypso Management since June 2000.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents the number of Common Shares beneficially owned as of September 1, 2004 unless otherwise indicated, by:

•	each person or entity known by Harbor Global to own more than five percent of its issued and outstanding Common Shares;

•	each director of Harbor Global;

•	each executive officer of Harbor Global; and

•	all directors and officers of Harbor Global as a group.

Unless otherwise indicated, each person or entity has sole voting and investment power with respect to the shares listed opposite such person’s or entity’s name. Unless otherwise indicated, the percentages set forth below are based upon a total of 5,661,311 Common Shares outstanding as of September 1, 2004.

Beneficial Owner	Number of Shares		Percent of Outstanding Shares
John F. Cogan, Jr+ Pioneer Investment Management USA Inc. 60 State Street Boston, MA 02109	800,999	(1)	14.15%
Gabelli Funds, LLC One Corporate Center Rye, NY 10580	751,640	(2)	13.28%
S. Muoio & Co. LLC 509 Madison Avenue, Suite 406 New York, NY 10022	739,565	(3)	13.06%
Perry Corp. 599 Lexington Avenue New York, NY 10022	689,140	(4)	12.17%
Duetsche Bank AG Taunusanlage 12, D-60325 Frankfurt on Main, Germany	522,453	(5)	9.23%
Citigroup Inc. 425 Park Avenue New York, NY 10043	371,098	(6)	6.55%
Tudor Proprietary Trading, L.L.C. 1275 King Street Greenwich, CT 06831	320,540	(7)	5.66%
W. Reid Sanders+	34,500		*
John H. Valentine+	15,100		*
John D. Curtin Jr+	14,500		*
Stephen G. Kasnet+	33,333		*
Donald H. Hunter+	1,051		*

All directors and officers of Harbor Global as a group (6 persons)	899,483		15.89%

*	Denotes ownership of less than 1% of outstanding Common Shares of Harbor Global Common Stock.

+	Denotes a director or executive officer of Harbor Global.

(1)	Consists of 702,131 common shares with respect to which Mr. Cogan exercises sole voting and investment power and 98,868 common shares with respect to which Mr. Cogan exercises shared voting and investment power. This information is based solely on information provided by the shareholder in Amendment No. 1 to Schedule 13D, dated December 8, 2000 and filed with the Securities and Exchange Commission on December 8, 2000 as well as Form 4, dated October 24, 2003 and filed with the Securities and Exchange Commission on October 24, 2003.

(2)	Consists of common shares held by a variety of investment advisory and investment company clients, over which shares GAMCO Investors, Inc., Gabelli Funds, LLC, Gabelli Asset Management, Inc. or one of their affiliates exercises sole voting and investment power except that GAMCO Investors, Inc. does not have the power to vote 11,200 shares reported as beneficially owned by it and subject to certain exceptions reported in Amendment No. 1 to Schedule 13D/A, dated March 14, 2003, and filed with the Securities and Exchange Commission on March 14, 2003. This information is based solely on information provided by Gabelli Asset Management Inc. in such Amendment No. 1 to Schedule 13D/A.

(3)	S. Muoio & Co. LLC exercises shared voting and investment power over these shares. The foregoing is based solely on information provided by the shareholder in Amendment No.5 to Schedule 13G/A, dated February 12, 2004, and filed with the Securities and Exchange Commission on February 13, 2004.

(4)	The reported number of shares is based solely on information provided by the shareholder in Amendment No. 5 to Schedule 13G/A, dated February 10, 2004, and filed with the Securities and Exchange Commission on February 10, 2004.

(5)	Consists of common shares over which Deutsche Bank AG exercises sole voting and investment power. The foregoing is based solely on information provided by the shareholder in Schedule 13, dated February 7, 2002, and filed with the Securities and Exchange Commission on February 7, 2002.

(6)	Consists of common shares which Citigroup Inc. (“Citigroup”) indirectly beneficially owns, through its holding company structure representing: (i) 350,098 common shares beneficially owned by Salomon Brothers Holding Company Inc (“Salomon”) over which Salomon, Salomon Smith Barney Holdings Inc. (“SSB Holdings”) and Citigroup exercise shared voting and investment power; (ii) 6,000 common shares beneficially owned by a subsidiary of SSB Holdings over which SSB Holdings and Citigroup exercise shared voting and investment power; and (iii) 15,000 common shares beneficially owned by another subsidiary of Citigroup over which Citigroup exercises shared voting and investment power. The foregoing is based solely on information provided by Citigroup, Salomon and SSB Holdings in Schedule 13D, dated April 24, 2002, and filed with the Securities and Exchange Commission on May 6, 2002.

(7)	Consists of common shares over which Tudor Proprietary Trading, L.L.C. exercises shared voting and investment power with Paul Tudor Jones, III. Because Mr. Jones is the indirect controlling equity holder of Tudor Proprietary Trading, L.L.C., Mr. Jones may be deemed to beneficially own the shares. Mr. Jones disclaims such beneficial ownership. The foregoing is based solely on information provided by the shareholder in Amendment No.1 to Schedule 13G/A, dated February 1, 2002, and filed with the Securities and Exchange Commission on February 5, 2002.

EXECUTIVE COMPENSATION

Although Mr. Kasnet and Mr. Hunter are executive officers of Harbor Global, Harbor Global does not directly pay compensation to these individuals. Instead, the amended and restated administration and liquidation agreement between Harbor Global and Calypso Management LLC (“Calypso Management”) provides that Harbor Global will pay the operating expenses of Calypso Management, including compensation of Mr. Kasnet and Mr. Hunter. On July 10, 2003, Mr. Kasnet’s employment agreement was extended by the mutual agreement of Mr. Kasnet and the Board of Directors of Harbor Global until October 24, 2005.

The following table sets forth information regarding compensation earned by the Chief Executive Officer and Chief Operating Officer of the Company during fiscal years 2003, 2002 and 2001.

	Annual Compensation			Long Term Compensation		All Other Compensation (2)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)	Restricted Stock Awards ($)	Securities Underlying Options (#)
Stephen G. Kasnet President, Chief Executive Officer	2003 2002 2001	325,000 325,000 325,000	325,000 325,000 325,000	— — —	— — —	374,352 2,888,927 76,978
Donald H. Hunter Chief Operating Officer, Chief Financial Officer	2003 2002 2001	250,000 250,000 250,000	250,000 250,000 250,000	— — —	— — —	213,125 637,453 26,290

(1)	Bonuses are paid by Harbor Global through Calypso Management under a bonus plan for the Company’s officers enabling Mr. Kasnet and Mr. Hunter to receive annual bonus payments up to 100% of their respective salaries based upon the achievement of performance goals that are established by the Harbor Global Board of Directors. The bonuses were reviewed and approved by the Board of Directors.

(2)	Fiscal year 2003 includes contributions of $20,742 to each of Mr. Kasnet and Mr. Hunter, made by Calypso Management under its 401(K) plan. Payments of $62,360 and $17,633 were paid to Mr. Kasnet and Mr. Hunter in 2003 as supplemental pension payments by Calypso Management. Additionally, payments of $291,250 and $174,750 were paid in 2003 to Mr. Kasnet and Mr. Hunter representing a portion of the management fee paid to Calypso Management by Harbor Global in connection with the distribution made to Harbor Global shareholders in 2003. Fiscal year 2002 includes contributions of $15,161 to each of Mr. Kasnet and Mr. Hunter, made by Calypso Management under its 401(K) plan. Payments of $62,360 and $17,633 were paid in 2002 to Mr. Kasnet and Mr. Hunter as supplemental pension payments by Calypso Management. Additionally, payments of $1,007,766 and $604,659 were paid in 2002 to Mr. Kasnet and Mr. Hunter representing a portion of the management fee paid to Calypso Management by Harbor Global in connection with the distribution made to Harbor Global shareholders prior to and in October 2002. Mr. Kasnet’s 2002 compensation also includes a $1,800,000 signing and retention bonus and $3,640 for life insurance coverage. Fiscal year 2001 includes contributions made by Calypso Management under its 401(K) plan for the benefit of Mr. Kasnet and Mr. Hunter in the amounts of $9,251 and $8,657, respectively. Additionally, payments of $62,360 and $17,633 were paid in 2001 to Mr. Kasnet, and Mr. Hunter, respectively as supplemental pension payments by Calypso Management and $5,367 was paid to Mr. Kasnet for life insurance coverage.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors, officers and shareholders who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Based solely upon a review of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company during or in respect to the fiscal year ended December 31, 2003, the Company is not aware of any Director, executive officer or beneficial owner of more than 10% of the outstanding Common Shares who or which has not timely filed reports required by Section 16(a) of the Exchange Act in respect of fiscal year 2003.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following Audit Committee Report shall not be incorporated by reference into any such filings and shall not otherwise be deemed to be filed under such Acts.

The Audit Committee of the Harbor Global Company Ltd. Board of Directors is composed of three non-employee Directors and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are John D. Curtin Jr. (Chairman), John H. Valentine and W. Reid Sanders.

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding financial matters. The Audit Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

•	review and assess audit efforts of the Company’s independent auditors and any internal auditing initiatives; and

•	provide an avenue of open communication among the Company’s independent auditors, financial and senior management and Board of Directors.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

In this context, the Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2003 with the Company’s management and independent auditors PricewaterhouseCoopers LLP. This discussion included a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61 as amended by Statement on Auditing Standards No. 90 (Communications with Audit Committees).

PricewaterhouseCoopers LLP has provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.

Based upon the Audit Committee’s discussion with management and PricewaterhouseCoopers LLP and the Audit Committee’s review of the representation of management and the report of PricewaterhouseCoopers LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee:

John D. Curtin Jr. (Chairman)

John H. Valentine

W. Reid Sanders

INDEPENDENT AUDITOR FEES, ETC.

Audit Fees

PwC billed the Company for aggregate fees of $229,000 for the audit of the Company’s financial statements for the fiscal year ended December 31, 2003 and for review of the Company’s financial statements included in the Company’s quarterly report on Form 10-Q for the third quarter of fiscal year ended December 31, 2003. In addition, Deloitte & Touche LLP billed the Company for aggregate fees of $18,042 for reviews of the Company’s financial statements included in the Company’s quarterly reports on Form 10-Q for the first two quarters of fiscal year ended December 31, 2003.

Deloitte & Touche LLP billed the Company for aggregate fees of $258,000 for the audit of the Company’s financial statements for the fiscal year ended December 31, 2002 and for reviews of the Company’s financial statements including in the Company’s quarterly reports for the first three quarters of fiscal year ended December 31, 2002.

Audit-Related Fees, Tax Services and All Other Fees

Neither Deloitte & Touche LLP nor PwC billed, and the Company did not pay, any fees for audit-related services, tax services or any other fees for products and services during fiscal years 2003 and 2002.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the Company’s independent auditor(s). The Audit Committee reviews all requests for services by the independent auditor(s) to determine whether such services are compatible with maintaining the independence of the independent auditor(s). Each request must be specific as to the particular services provided. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the engagement and services must be approved by the Company’s Audit Committee. The Company’s Audit Committee approved all of the services provided by PwC and Deloitte & Touche LLP described in this proxy statement.

Changes in Registrants Certifying Accountant

On June 26, 2003, the Company informed Deloitte & Touche LLP (“Deloitte”) of its intention to recommend to the Company’s shareholders the replacement of Deloitte as the Company’s independent auditors. On July 9, 2003, Deloitte resigned as the Company’s independent auditors effective immediately. Upon the unanimous recommendation of the Company’s audit committee, the Board of Directors of the Company voted to accept Deloitte’s resignation and appoint PricewaterhouseCoopers LLP to fill the vacancy created by the resignation of Deloitte and serve as the Company’s new independent auditors, effective immediately.

The reports of Deloitte on the consolidated financial statements of the Company for the years ended December 31, 2002 and 2001, for which Deloitte’s Independent Auditors’ Reports were dated January 24, 2003 and February 5, 2002, respectively, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope. The reports did contain explanatory paragraphs relative to the Company’s adoption of SFAS No. 142 “Goodwill and Other Intangible Assets” in 2002 and relative to the Company’s reclassification of discontinued operations associated with the expected sale of a subsidiary in 2001.

In connection with the audit of the Company’s financial statements for fiscal years ended December 31, 2001 and December 31, 2002, and through July 9, 2003, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused them to make reference thereto in their report on the Company’s consolidated financial statements for such periods.

For fiscal years ended December 31, 2001 and December 31, 2002, and through July 9, 2003, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Company provided Deloitte with a copy of the foregoing disclosures. Deloitte reviewed the same and provided the Company with a letter dated July 11, 2003 addressed to the Securities and Exchange Commission stating that Deloitte agrees with the foregoing disclosures, a copy of which is filed as Exhibit 16 to the Company’s Current report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2003.

For fiscal years ended December 31, 2001 and December 31, 2002, and through July 9, 2003, the Company had not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 10, 2003, the Company entered into an amended and restated administration and liquidation agreement with Calypso Management, pursuant to which Calypso Management manages the liquidation of the Company and operates the Company’s assets pending their liquidation. Calypso Management is owned and operated by Stephen G. Kasnet, the Company’s Chief Executive Officer and Donald H. Hunter, the Company’s Chief Financial Officer. Mr. Kasnet is Calypso Management’s President and Chief Executive Officer and Mr. Hunter is Calypso Management’s Chief Operating Officer and Chief Financial Officer. Calypso Management performs its services pursuant to operating plans and budgets approved by the Harbor Global Board of Directors in accordance with the amended and restated administration and liquidation agreement.

The amended and restated administration and liquidation agreement provides that Harbor Global pays the operating expenses of Calypso Management incurred in connection with the provision of services to Harbor Global. These operating expenses include annual salaries for Mr. Kasnet and Mr. Hunter of $325,000 and $250,000, respectively, plus annual bonuses of up to 100% of such base salary, depending upon the achievement of performance goals established by the Harbor Global Board of Directors. In addition, the operating expenses of Calypso Management include the salaries of other employees of Calypso Management. Calypso Management provides the services of Mr. Kasnet and Mr. Hunter and other employees to act as officers and employees of Harbor Global. The provision of services to Harbor Global by Calypso Management, Mr. Kasnet and Mr. Hunter is exclusive, and Calypso Management, Mr. Kasnet and Mr. Hunter may not render services to other persons or entities without the prior written consent of the Harbor Global Board of Directors.

As compensation for its provision of services to Harbor Global, Calypso Management receives a portion of the net proceeds distributed to shareholders from the liquidation of Harbor Global’s assets, generally according to the following schedule:

•	with respect to the first $36 million in net proceeds to be distributed, Calypso Management shall receive a payment equal to 10% of such net proceeds;

•	with respect to the next $72 million in net proceeds to be distributed, Calypso Management shall receive a payment equal to 7.5% of such net proceeds; and

•	with respect to any additional net proceeds to be distributed, Calypso Management shall receive a payment equal to 10% of such net proceeds.

Net proceeds do not include any unexpended portion of the approximate $19,100,000 contributed by Pioneer to Harbor Global at the time of the Spin-off. However, because Harbor Global entered into a transaction in which it was released from its indirect obligation to fulfill its existing capital commitment of approximately $5.4 million to the Polish Real Estate Fund, $5.4 million of the amount contributed by Pioneer is included in the calculation of net proceeds. In addition, the proceeds received by Goldfields II in connection with the sale of its Ghanaian gold mine to Ashanti are not subject to the preceding schedule. Instead, Calypso Management will receive only 5% of the Ashanti proceeds that are distributed to shareholders.

In addition, if an individual, entity or group acquires at least 80% of the Company’s outstanding common shares or the Company is a party to a merger, reorganization or similar business combination and the shareholders immediately prior to such transaction cease to own 50% of the outstanding common shares and voting power entitled to vote generally in the election of directors of the resulting entity (referred to as a deemed sale), Calypso Management is entitled to receive a portion of the consideration, in accordance with the compensation schedule described above, as would be received by all shareholders if all of the outstanding common shares were sold at the valuation of Harbor Global based on the per share consideration received by each shareholder who sold, exchanged or otherwise disposed of shares in the transaction. Also, in the event of a change in control (as defined in the agreement) coupled with a material change in the engagement status of Calypso Management or the employment status of its principal officers, Calypso Management will be paid a cash amount equal to a portion of the value of the underlying assets, in accordance with the compensation schedule described above, with such value determined pursuant to a predetermined valuation schedule.

With respect to ongoing asset sales, Harbor Global accrues management fees at the earlier of (1) the formal declaration by the Board of Directors of a distribution and (2) the time when a distributable amount is estimable following the sale or liquidation of an asset. Harbor Global will also accrue management fees when a distribution to Calypso Management is triggered following a deemed sale of the Company or a change in control as defined in the amended and restated administration and liquidation agreement.

The amended and restated administration and liquidation agreement has a term ending on October 24, 2005, but may be extended upon the mutual agreement of the parties for additional one-year periods until Harbor Global is liquidated. In addition, Harbor Global may terminate the agreement in the event of:

•	Mr. Kasnet’s death or disability or other termination of his employment with Calypso Management;

•	an uncured failure by Calypso Management to follow a reasonable direction of the Harbor Global Board of Directors;

•	a material breach by Mr. Kasnet of his employment agreement with Calypso Management; or

•	an act by Calypso Management in connection with its services to Harbor Global constituting bad faith, fraud or willful misconduct.

Calypso Management is not entitled to the payments described above following a termination of the agreement. In addition, the agreement will be automatically terminated in the event of a change in control (as defined in the agreement) of Harbor Global occurs coupled with a material change in the engagement status of Calypso Management or the employment status of its principal officers. In such event, Harbor Global’s obligation to pay Calypso Management a cash amount equal to a portion of the value of the underlying assets will survive the termination of the agreement pursuant to a predetermined schedule.

As part of the amended and restated administration and liquidation agreement, Calypso Management has agreed to customary confidentiality and non-competition covenants with respect to Harbor Global.

Mr. Kasnet and Mr. Hunter each entered into employment agreements with Calypso Management as of August 8, 2000. The employment agreements provide for salaries and bonuses as described above in connection with the amended and restated administration and liquidation agreement. Mr. Kasnet’s employment may be terminated by Mr. Kasnet upon 120 days prior written notice to Calypso Management and Harbor Global. The term of Mr. Kasnet’s employment agreement expires with the term of the amended and restated administration and liquidation agreement. The employment agreement provides that Mr. Kasnet will be entitled to receive at least 50% of the amounts paid by Harbor Global to Calypso Management from the liquidation of Harbor Global’s assets. However, Mr. Kasnet’s allocation percentage is reduced to a minimum of 33 1/3% of amounts paid by Harbor Global to Calypso Management with respect to distributions to the Company’s shareholders of more than $36 million in the aggregate and up to $108 million in the aggregate. Calypso Management, at the direction of the Harbor Global Board of Directors, may terminate Mr. Kasnet in the event he:

•	materially breaches the employment agreement or the administration and liquidation agreement;

•	is convicted of a felony;

•	fails to follow a reasonable direction of the Harbor Global Board of Directors; or

•	becomes disabled.

Mr. Hunter’s employment agreement provides that Mr. Hunter’s employment with Calypso Management is at will, subject to termination by either Calypso Management or Mr. Hunter upon 60 days prior written notice. The employment agreement provides that generally, Mr. Hunter is entitled to receive at least 30% of the amounts paid by Harbor Global to Calypso Management from the liquidation of Harbor Global’s assets. However, Mr. Hunter is entitled to receive at least 40% of the amounts paid by Harbor Global to Calypso Management from the liquidation of Harbor Global’s assets with respect to distributions to the Company’s shareholders of more than $36 million in the aggregate and up to $108 million in the aggregate.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

The following graph compares, on a cumulative basis, the percentage change in the total shareholder return on (i) the common shares, (ii) the NASDAQ Composite Index and (iii) the Wilshire Micro Cap Index.

The Company does not believe it can reasonable identify a peer group to which the total shareholder return on its Common Stock can be compared because of the unique nature of its business. The Company is a limited duration company seeking to liquidate its assets in a timely fashion on economically advantageous terms prior to October 24, 2005. Therefore, in the following graph, the Company has compared the total shareholder return on its Common Stock to the total shareholder return on the Wilshire Micro Cap Index, an index consisting of issuers with market capitalization similar to that of Harbor Global.

The graph assumes the investment of $100 in our Common Shares and in each index on August 28, 2000, the effective date of the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the subsequent reinvestment of dividends. The share price performance on the following graph is not necessarily indicative of future performance.

OTHER MATTERS

The Board of Directors knows of no other items of business to be brought before the Annual Meeting other than as set forth in this proxy statement. If any other items of business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxies in accordance with their best judgment with regard to any such items. Discretionary authority for them to do so is contained in the enclosed proxy card.

SHAREHOLDER PROPOSALS

Under the rules and regulations of the Securities and Exchange Commission, shareholder proposals intended to be presented in the Company’s proxy statement and form of proxy for the 2005 annual general meeting of shareholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 as amended must be received at the principal executive offices of the Company no later than May 23, 2005 and must otherwise satisfy the conditions established by the Securities and Exchange Commission in order to be considered for inclusion in the Company’s proxy statement and form of proxy for that meeting.

In accordance with our Bye-Laws, proposals of shareholders intended for presentation at the 2005 annual general meeting of shareholders (but not intended to be included in our proxy statement for the meeting) may be made only by a shareholder of record who has given notice of the proposal to the Company at its principal executive offices no earlier than July 21, 2005 and no later than August 20, 2005. The notice must contain certain information as specified in our Bye-Laws. Any such proposal received after August 20, 2005 will not be considered “timely” under the federal proxy rules and the proxies designated by the Company for such meeting will have discretionary authority to vote on such proposal.

ANNUAL REPORT AND FORM 10-K

The Company distributed, prior to this proxy statement, to all of its shareholders of record as of December 31, 2003 a copy of its Annual Report to Shareholders for the fiscal year ended December 31, 2003. The Annual Report to Shareholders contains a copy of the Company’s Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission, which includes the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2003.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission is available without charge upon written request by any shareholder to Harbor Global Company Ltd, One Faneuil Hall Marketplace, Boston, Massachusetts 02109, Attention: Donald H. Hunter, Chief Financial Officer and Chief Operating Officer, or by calling the Company at (617) 878-1600.

Appendix A

AMENDED AND RESTATED

HARBOR GLOBAL COMPANY LTD.

NON-EMPLOYEE DIRECTOR SHARE PLAN

1.    PURPOSES OF THE PLAN

The purposes of the Amended and Restated Non-employee Director Share Plan of Harbor Global Company Ltd. are (i) to provide Non-employee Directors with additional incentives to improve the Company’s performance by increasing the level of share ownership by such directors, (ii) to reinforce the Non-employee Directors’ role in enhancing shareholder value and (iii) to provide an additional means of attracting and retaining Non-employee Directors through the issuance of Common Shares as compensation for the future services of such Non-employee Directors.

2.    DEFINITIONS

When used herein, the following terms shall have the respective meanings set forth below:

(a) “ANNUAL SHARE RETAINER” means the annual retainer payable to all Non-employee Directors as provided in Section 6 below.

(b) “ANNIVERSARY OF THE DISTRIBUTION” means anniversary of the distribution of the common shares of the Company by Pioneer Investment Management USA Inc. (formerly, The Pioneer Group, Inc.) to its stockholders.

(c) “BOARD” means the Board of Directors of the Company.

(d) “COMMITTEE” means any committee appointed by the Board to administer the Plan.

(e) “COMMON SHARES” means the common shares of the Company, par value $.0025 per share.

(f) “COMPANY” means Harbor Global Company Ltd., a Bermuda limited duration company.

(g) “EMPLOYEE” means any officer or employee of the Company (other than an individual employed solely as a director), any of its direct or indirect subsidiaries or affiliates or of Calypso Management, LLC.

(h) “NON-EMPLOYEE DIRECTOR” or “PARTICIPANT” means any person who is elected or appointed to the Board and who is not an Employee.

(i) “PLAN” means the Company’s Non-employee Director Share Plan, as set forth herein, as it may be amended from time to time.

3.    COMMON SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 8 below, the maximum aggregate number of Common Shares that may be issued under the Plan is 48,000 shares. The Common Shares to be issued under the Plan will be made available from authorized but unissued Common Shares, and the Company shall set aside and reserve for issuance under the Plan said number of shares.

4.    ADMINISTRATION OF THE PLAN

(a) The Plan will be administered by the Board or a Committee, if a Committee has been appointed by the Board. Members of the Committee need not be members of the Board. Subject to the express provisions of the

Plan, the Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions under the Plan. The Company shall pay all costs of administration of the Plan.

(b) The Board or Committee shall have full power and authority (i) to determine all questions of fact that may arise under the Plan, (ii) to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan and (iii) to prescribe, amend, and rescind rules and regulations relating to the Plan, including any rules which the Board or Committee determines are necessary or appropriate to ensure that the Company and the Plan will be able to comply with all applicable provisions of any federal, state, local or foreign law, including securities laws and laws relating to the withholding of tax. All interpretations, determinations, and actions by the Board or Committee will be final, conclusive and binding upon all parties.

(c) Neither the Company nor any member of the Board or Committee or designee thereof will be liable for any damages resulting from any action or determination made by the Board or the Committee with respect to the Plan or any transaction arising under the Plan or any omission in connection with the Plan, unless such damages result from willful misconduct or gross negligence.

5.    PARTICIPATION IN THE PLAN

Subject to the conditions and limitations of the Plan, during the term of the Plan all Non-employee Directors shall participate in the Plan for so long as they serve in the capacity of Non-employee Director.

6.    ANNUAL SHARE RETAINERS

Subject to Section 10 hereof, on each Anniversary of the Distribution during the term of the Plan, each Non-employee Director then serving on the Board shall automatically be granted an Annual Share Retainer of 1500 Common Shares, in consideration of such Non-employee Directors future services as a Non-employee Director. In the event that the number of Common Shares reserved for issuance pursuant to Section 3 hereof does not permit the full automatic grant specified in the preceding sentence to be made, the automatic grant to each Non-employee Director shall be proportionately reduced. No Non-employee Director shall be required to forfeit or otherwise return to the Company any Common Shares issued to him or her pursuant to the Plan notwithstanding any change in status of such Non-employee Director which renders him or her ineligible to continue as a Participant in the Plan.

7.    SHAREHOLDER RIGHTS

Non-employee Directors shall not be deemed for any purpose to be or have rights as shareholders of the Company with respect to any Common Shares except as and when such shares are issued and then only from the date that the Non-employee Director is entered into the register of members of the Company as the holder of such shares. Except as provided in Section 8 hereof, no adjustment shall be made for dividends or distributions or other rights for which the record date precedes the date of such entry.

8.    ADJUSTMENT FOR CHANGES IN CAPITALIZATION

If the Common Shares are sub-divided, consolidated or exchanged for a different number or kind of shares or other securities or if additional shares or new or different shares or other securities are distributed with respect to such Common Shares or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, rights offering or other change in corporate structure, the maximum number of shares and/or the kind of shares that may be issued under the Plan may be appropriately adjusted by the Committee. Any determination by the Committee as to any such adjustment will be final, binding and conclusive. The maximum number of shares issuable under the Plan as a result of any such adjustment shall be rounded to the nearest whole share.

9.    CONTINUATION OF DIRECTOR OR OTHER STATUS

Nothing in the Plan or in any instrument executed pursuant to the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company will retain a Non-employee Director as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any Non-employee Director any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the right of the Company to terminate a Non-employee Director at any time for any reason, with or without cause, and without regard to the effect that such termination might have upon him or her as a Participant in the Plan.

10.    COMPLIANCE WITH GOVERNMENT REGULATIONS

The Company shall not be obligated to issue any Common Shares pursuant to the Plan at any time unless and until all applicable requirements imposed by any federal and state securities and other foreign or local laws, rules and regulations or by any regulatory agencies have been fully met. As a condition precedent to any issuance of shares of Common Shares and delivery of certificates evidencing such shares pursuant to the Plan, the Board or the Committee may require a Participant to take any such action and to make any such covenants, agreements and representations as the Board or the Committee, as the case may be, in its discretion deems necessary or advisable to ensure compliance with such requirements. The Company shall in no event be obligated to register the Common Shares issued or issuable under the Plan pursuant to the Securities Act of 1933, as now or hereafter amended, or to qualify or register such shares under any securities laws of any state or other jurisdiction upon their issuance under the Plan or at any time thereafter, or to take any other action in order to cause the issuance and delivery of such shares under the Plan or any subsequent offer, sale or other transfer of such shares to comply with any such law, regulation or requirement. Participants are responsible for complying with all applicable federal and state securities and other laws, rules and regulations in connection with any offer, sale or other transfer of the Common Shares issued under the Plan or any interest therein including compliance with the registration requirements of the Securities Act of 1933, as amended (unless an exemption therefrom is available) or with the provisions of Rule 144 promulgated thereunder, if available, or any successor provisions.

11.    NONTRANSFERABILITY OF RIGHTS

No Participant shall have the right to assign or otherwise transfer the right to receive any Annual Share Retainer or any other right or interest under the Plan, contingent or otherwise, or to cause or permit any assignment, transfer, encumbrance, pledge or charge of any nature to be imposed on any such Annual Share Retainer or any such right or interest and any such purported assignment or transfer shall be void and of no force or effect.

12.    AMENDMENT AND TERMINATION OF PLAN

(a) The Board will have the power in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment will, without approval of the shareholders of the Company:

(i) Change the class of persons eligible to receive Annual Share Retainers under the Plan or otherwise modify the requirements as to eligibility for participation in the Plan;

(ii) Materially increase the benefits accruing to Non-employee Directors under the Plan; or

(iii) Increase the number of Common Shares which may be issued under the Plan (except for adjustments as provided in Section 8 hereof).

(b) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair or adversely affect any right or obligations under any Annual Share Retainer previously granted under the Plan to such Participant.

(c) Notwithstanding the foregoing, the Board may, without further action by the shareholders of the Company, amend the Plan or modify Annual Share Retainers under the Plan in response to changes in securities or other laws, or rules, regulations or regulatory interpretations thereof, applicable to the Plan or such Annual Share Retainers.

13.    GOVERNING LAW

The laws of the State of Delaware shall govern and control the interpretation and application of the terms of the Plan.

14.    EFFECTIVE DATE AND DURATION OF THE PLAN

This Plan will become effective upon its adoption by the Board and the Company’s shareholders. The Plan shall terminate upon the earliest of (i) the eighth anniversary of the distribution of the Common Shares by Pioneer Asset Management USA Inc. (formerly, The Pioneer Group, Inc.) to its stockholders, (ii) the grant of all of the Common Shares reserved for issuance under the Plan (as set forth in Section 3 hereof), (iii) the liquidation or dissolution of the Company and (iv) the termination of the Plan by the Board pursuant to Section 12 hereof.

Appendix B

HARBOR GLOBAL COMPANY LTD.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

(as amended on October 20, 2003)

I.    PURPOSE AND GENERAL RESPONSIBILITIES

The primary function of the Audit Committee is to allow the Board of Directors to fulfill its oversight responsibilities for financial matters. It performs this function by:

•	serving as an independent and objective party to monitor Harbor Global’s financial reporting process and internal control system;

•	reviewing and assessing audit efforts of Harbor Global’s independent auditors and any internal auditing initiatives; and

•	providing an avenue of open communication among Harbor Global’s independent auditors, financial and senior management and Board of Directors.

While the Audit Committee has the responsibilities set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Harbor Global financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

II.    COMPOSITION

The Audit Committee shall have a Chairman appointed by the Board of Directors and be comprised of three independent directors. No member of the Audit Committee shall have a relationship to Harbor Global that may interfere with the exercise of his independent judgment. All members of the Audit Committee shall be financially literate as determined by the Board in its business judgment consistent with financial literacy guidelines adopted by the Board. At least one member of the Audit Committee must have accounting or related financial management expertise as determined by the Board in its business judgement. The initial Committee members will serve until the Company’s annual general meeting immediately following October 24, 2005. Thereafter, the Audit Committee members will be elected for a term expiring at the Company’s third annual general meeting following such election.

III.    MEETINGS AND ATTENDANCE

The Audit Committee shall meet at least four times a year or more frequently if circumstances dictate. Formal Audit Committee meetings will occur in November to discuss, inter alia, the audit scope and planned procedures for the annual audit and February for, inter alia, a review of the results of the annual audit. At these meetings, the Audit Committee shall meet separately with the independent auditor in executive session. Prior to release of the Company’s SEC Form 10-Q during the first three quarters of the year, the Audit Committee shall receive the 10-Q and the independent auditor will discuss with the Audit Committee their observations regarding the quarterly results including the use of estimates by management. The Chair of the Audit Committee may represent the entire Committee for purposes of this review.

At each meeting of the Audit Committee, the following individuals, or their designated representative, shall be present: the Chief Financial Officer; Controller of Calypso Management LLC; and the engagement partner for the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other experts, advisors or professionals to render advice to the Audit Committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to attend a meeting of the Audit Committee or meet with any members of the Audit Committee.

IV.    RESPONSIBILITIES AND DUTIES

Audit Committee Charter

The Audit Committee and the Board shall review this charter at least annually for adequacy and adopt any necessary changes. Should necessary charter changes come to the Audit Committee’s attention prior to its scheduled annual review, such changes may be adopted prior to the annual review.

Independent Auditor

It is understood that the independent auditor is ultimately accountable to the Audit Committee and the Board. In that regard, the Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor. Factors considered in discharging this responsibility include the auditor’s independence, effectiveness, and fees.

At least annually, the Audit Committee shall review a formal written statement from the independent auditor delineating all relationships between the independent auditor and Harbor Global, its subsidiaries and affiliates and discuss with the independent auditor all significant relationships the independent auditor has with Harbor Global, its subsidiaries and affiliates to determine its independence and objectivity. Any necessary action resulting from that review shall be recommended by the Audit Committee.

The Audit Committee views updates on emerging accounting and auditing issues as critical to its function. In this regard, the independent auditor and management shall provide updates on emerging accounting and auditing issues, as well as an assessment of their potential impact on Harbor Global, on a timely basis throughout the year.

Internal Controls

Periodically, the Audit Committee shall review with the independent auditor and management personnel the adequacy and effectiveness of Harbor Global’s accounting and financial controls (including a review of any reports or communications required by or referred to in Statement of Auditing Standards No. 61), and elicit any recommendations for improvement of existing controls or the addition of new or more detailed controls. It is understood that the internal auditor of the PIOGLOBAL Asset Management is ultimately accountable to the Audit Committee and the Board, in that regard the internal control monitoring plan will be presented to the Audit Committee for review on an annual basis.

Securities Fraud Whistleblower Policy

In December 2002, the Company’s Board of Directors adopted a Securities Fraud Whistleblower Policy that provides all employees with direct and, to the extent possible, confidential access to members of the Audit Committee to report alleged violations of legal and regulatory requirements relating to corporate reporting and disclosure, accounting and auditing controls and procedures, securities law compliance and other matters pertaining to fraud against shareholders. The Audit Committee members, in accordance with the Securities Fraud Whistleblower Policy, shall review each complaint received and, if determined appropriate, will perform or oversee an investigation of such complaint in accordance with the guidelines specified in the Securities Fraud Whistleblower Policy.

Financial Reporting Process

Annual Process

In the First Quarter of each year, the Audit Committee shall review with the independent auditor and management Harbor Global’s annual audited financial statements and related financial disclosures. As a result of that review, the Board will determine whether the audited financials and related disclosures should be included in Harbor Global’s Annual Report on Form 10-K and the Annual Report to Shareholders. In connection with that review:

•	the independent auditor shall report on its completion of the annual audit, any significant issues arising and the form of the auditor’s report on the financial statements;

•	the independent auditor shall express its judgement regarding the quality and appropriateness of Harbor Global’s selection and application of accounting principles as they apply to its financial reporting;

•	the Audit Committee shall consider any significant changes to Harbor Global’s accounting practices as suggested by the independent auditor or management;

•	the Audit Committee shall review separately with management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information; and

•	the Audit Committee shall review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as previously approved by the Audit Committee, have been implemented.

The Audit Committee shall review with management and its independent auditors the overall audit plan and scope of planned services for the annual audit. Throughout the year, management and the independent auditor shall describe material changes to the audit plan (in terms of scope and procedures to be used) and the progress of those plans to date.

Quarterly Process

Prior to each Form 10-Q filing by Harbor Global, the Audit Committee shall receive the 10-Q and discuss with the independent auditors any significant issues arising in the auditor’s review of the quarterly financial statements in accordance with SAS 71 and related disclosures. The Chair of the Audit Committee may represent the entire Committee for purposes of this review.

Annual Audit Committee Report

Prior to the filing of Harbor Global’s annual Proxy Statement, the Audit Committee shall review and approve for inclusion in the Proxy Statement a “Report of the Audit Committee,” containing information required under Securities & Exchange Commission rules (Item 306 of Regulation S-K of the Securities and Exchange Act of 1934, as amended).

Report of Significant Litigation and Regulatory Matters

At least once a year, the Company’s legal advisers shall discuss with the Audit Committee any significant litigation or regulatory matters outstanding involving Harbor Global, if any. If significant litigation or regulatory matters arise during the year outside of a regularly scheduled report, those matters shall be brought to the attention of the Audit Committee at its next regularly scheduled meeting.

Additional Areas of Review

The Audit Committee may participate in other areas of review as designated by the Board, including but not limited to, the following:

Transactions with Management—The Audit Committee shall review past or proposed transactions between Harbor Global, members of management, directors and associates of directors.

Information Technology—Annually, the Audit Committee shall receive reports on the adequacy of Harbor Global’s computerized information system controls and related security.

Income Tax Matters—Annually, the Audit Committee shall receive a report from the Chief Financial Officer and Harbor Global’s independent tax advisor regarding certain income tax matters.

Derivative Securities—the Audit Committee shall receive a report, if applicable, from the Chief Financial Officer on Harbor Global’s use of derivative securities prior to entering into any material derivative transactions.

Foreign Corrupt Practices—The Audit Committee shall receive periodic reports regarding Harbor Global’s compliance with the provisions of the Foreign Corrupt Practices Act as well as the adequacy of Harbor Global’s internal controls to assure continued compliance with the Act.

Cash Management Procedures—Prior to Audit Committee meetings in November and February, the Audit Committee will receive a report from the Assistant Treasurer of Calypso Management outlining cash management procedures and compliance with the investment policy approved by the Board of Directors.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IF YOU SIGN, DATE AND MAIL YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE “FOR” THE MATTERS STATED. IF YOU FAIL TO RETURN YOUR PROXY, YOUR PROXY WILL NOT BE COUNTED. EACH SHAREHOLDER IS URGED TO SUBMIT A SIGNED AND DATED PROXY.

The undersigned hereby appoints Stephen G. Kasnet and Donald H. Hunter, and each of them, as proxies, with full power of substitution in each, to vote all common shares, par value $.0025 per share (the “Common Shares”), of Harbor Global Company Ltd. (the “Company”) which the undersigned is entitled to vote at the Annual General Meeting of Shareholders (the “Annual Meeting”) of the Company to be held on Monday, October 18, 2004, at 11:00 a.m., Bermuda time, at Conyers, Dill & Pearman, Richmond House – Conference Suites – 2nd floor, 12 Par-la-Ville Road, Hamilton HM 08, Bermuda, and any adjournment thereof, on all matters set forth in the Notice of Annual General Meeting and Proxy Statement, dated September 20, 2004, receipt of which is hereby acknowledged by the undersigned, as follows:

IMPORTANT

Please mark this proxy, date it, sign it exactly as your name(s) appear(s) and return it in the enclosed postage paid envelope. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS:

1.	To appoint PricewaterhouseCoopers LLP as independent auditor for the Company until the close of the Company’s 2005 Annual General Meeting, at a fee to be agreed to by the Directors acting through the Company’s Audit Committee.

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

2.	To approve the Amended and Restated Harbor Global Company Ltd. Non-Employee Director Share Plan, which amends and restates the Harbor Global Company Ltd. Non-Employee Director Share Plan (the “Existing Non-Employee Director Share Plan”) to increase by 23,000 the number of Common Shares authorized for issuance under the Existing Non-Employee Director Share Plan and extend the term of the Existing Non-Employee Director Share Plan to be co-terminus with any extension of the time period permitted for the operation and liquidation of the Company’s assets, as may be determined by the Company’s Board of Directors from time to time in accordance with the Company’s Memorandum of Association.

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE AFORESAID PROXIES, OR THEIR DULY APPOINTED SUBSTITUTE(S) OF SUCH PROXIES, UPON ANY ADJOURMNENT(S) OF THE ANNUAL MEETING AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

Number of units ID Number Name 1 Name 2 Name 3 Address City, State, Zip	Dated: , 2004 Signature(s)

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give your full title as such. If the signer is a corporation, please sign as a duly authorized officer, giving your full title as such. If the signer is a partnership or limited liability company, please sign in the partnership or limited liability company name by an authorized person.